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FOR IMMEDIATE RELEASE                For Further Information Contact:
  NOVEMBER 19, 2002                  Susan Lewis, 303-804-0494
                                     slewis@pairelations.com
                                     Daniel A. Bergeron, Chief Financial Officer
                                     212-750-0064


         ALLIED HEALTHCARE INTERNATIONAL INC. REPORTS RECORD FISCAL 2002
                       FOURTH QUARTER AND YEAR-END RESULTS

                                o 2002 REVENUE UP 68 PERCENT
                                o OPERATING INCOME* UP 326 PERCENT
                                o BASIC EPS* FOR THE YEAR $0.45

     NEW YORK...November 19, 2002 - Allied Healthcare International Inc. (AMEX:
ADH), formerly Transworld Healthcare Inc., a leading, international provider of flexible healthcare staffing services, announced today results for its fiscal 2002 fourth quarter and year ended September 30, 2002.

     Revenue for the year ended September 30, 2002, grew 68 percent to $259,898,000, compared with $154,633,000 for fiscal 2001. Excluding $4,644,000 in net charges related to the Company's corporate restructuring and reorganization, the net income for the year would have been $9,438,000 or $0.45 and $0.44 per basic and diluted share, respectively. Actual net income for the year was $4,794,000 or $0.20 per share, compared to a net loss of $26,612,000, or $1.53 per share in the comparable year ago period. The per share amounts in the current year were after giving effect to preferred stock transactions.

                                            Year Ended September 30,
                                       2002                         2001
                                       ----                         ----
                                                ($000's)
      Revenue                  $259,898         vs.        $154,633      +  68%
      Operating income*        $  27,095        vs.        $    6,360    +  326%

* Results for the year ended September 30, 2002 exclude one-time net operating charges of $8,862,000 and net charges of $4,644,000 related to the Company's corporate restructuring and reorganization.

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Allied Healthcare International Inc.
Fiscal 2002 Fourth Quarter and Year-End Results
Page 2

     Revenue for the fourth quarter ended September 30, 2002, reached $72,204,000, compared with $44,374,000 reported in the comparable period in fiscal 2001. Excluding a net gain of $2,733,000 related to the Company's reorganization, the net income for the quarter would have been $4,443,000 or $0.17 and $0.16 per basic and diluted share, respectively. Actual net income for the quarter was $7,176,000 or $0.30 and $0.26 per basic and diluted share, respectively, versus a net loss of $23,408,000 or $1.35 per share in the comparable year ago period.

     The substantial growth in revenue and earnings is primarily due to expansion of Allied Healthcare International's flexible healthcare staffing services offering, which is now the primary focus of the business.

     "The strong financial performance represented by the quarter and year-end results marks a significant watershed in the development of this company. With all the restructing that was necessary, now well in the past, the future of this company is assured with growth coming by way of further acquisitions as well as from existing operations both in the UK and US. In fiscal 2003, management will finally be able to focus exclusively on developing and growing the business," said Timothy M. Aitken, chairman and CEO.

     "Several factors are contributing to the rapid growth of the flexible healthcare staffing services industry. These include an increasing, chronic shortage of nurses and care professionals available to hospitals and institutions as well as in the home setting; the presence of favorable demographics in terms of an aging population; and the rising demands for healthcare services as people live longer. We believe Allied Healthcare International is well positioned to play a major role in the further expansion of this sector, "added Sarah L. Eames, president and chief operating officer.

     Allied Healthcare International recognized a net gain of $2,733,000, during the quarter ended September 30, 2002 relating to the completion of its corporate reorganization and restructuring. The gain principally represents the settlement of accrued and unpaid interest for new shares of the Company's common stock.

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Allied Healthcare International Inc.
Fiscal 2002 Fourth Quarter and Year-End Results
Page 3

      As of October 1, 2001, in accordance with the provisions of Statement of Financial Accounting Standards No. 142 the Company is no longer amortizing goodwill. Results for the three months and year ended September 30, 2001 include goodwill amortization expense of $1,033,000 and $3,852,000, respectively. Fiscal 2001 results include a non-cash tax charge of approximately $24,700,000 reflecting the recognition of a full valuation allowance against the Company's deferred tax assets as well as $3,883,000 of non-recurring expenses related to the closing of its U.S. mail-order business.

     New York, NY- based Allied Healthcare International Inc. is a leading provider of flexible healthcare staffing services in the United Kingdom and provides ancillary homecare services regionally in the United States and United Kingdom.

     Allied Healthcare International management will host a conference call on Wednesday, November 20, 2002, at 10:00 AM EST to discuss fiscal 2002 results. To hear the call in a listen-only mode, participants must dial 703-871-3619 and refer to reservation number 6307022, ten minutes prior to the start of the call, or please visit http://www.vcall.com/eventpage.asp?id=82728 for a live web simulcast or a replay of the call.

     Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, including those contained in the Company's filings with the Securities and Exchange Commission, which may cause actual results in future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.


                            FINANCIAL TABLE ATTACHED
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                      ALLIED HEALTHCARE INTERNATIONAL INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                        THREE MONTHS ENDED              YEAR ENDED
                                                                   ----------------------------    ----------------------------
                                                                   SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,
                                                                       2002            2001           2002            2001
                                                                   -------------  -------------    -------------  -------------

    Total revenues                                                  $  72,204       $  44,374       $ 259,898      $ 154,633

    Gross profit                                                       20,975          13,834          71,790         47,979

    Selling, general and administrative expenses                       12,180          10,202          47,036         37,736
    General and administrative expenses related to
         Mail-Order operations                                                                                         3,883
    Stock-based compensation                                            1,618                           5,835
    Transaction (gains) expenses                                         (133)                            686
                                                                    ---------       ---------       ---------      ---------

          Operating income                                              7,310           3,632          18,233          6,360

    Interest expense, net                                               3,446           2,214          13,472          8,433

    Gain on settlement of PIK interest                                 (5,143)                         (5,143)

    Foreign exchange loss                                                   2               9              19            400
                                                                    ---------       ---------       ---------      ---------

          Income (loss) before income taxes and minority interest       9,005           1,409           9,885         (2,473)

    Provision for income taxes                                          1,829          24,807           4,971         24,117
                                                                    ---------       ---------       ---------      ---------

          Income (loss) before minority interest                        7,176         (23,398)          4,914        (26,590)

    Minority interest                                                                      10             120             22
                                                                    ---------       ---------       ---------      ---------

          Net income (loss)                                         $   7,176       $ (23,408)      $   4,794      $ (26,612)

    Redeemable preferred dividend                                         902                           1,016
                                                                    ---------       ---------       ---------      ---------

          Net income (loss) available to common shareholders        $   6,274       $ (23,408)      $   3,778      $ (26,612)
                                                                    =========       =========       =========      =========


Net income (loss) per share of common stock:
    Basic                                                           $    0.30       $   (1.35)      $    0.20      $   (1.53)
                                                                    =========       =========       =========      =========
    Diluted                                                         $    0.26       $   (1.35)      $    0.20      $   (1.53)
                                                                    =========       =========       =========      =========

Weighted average number of common shares outstanding:
    Basic                                                              20,954          17,289          18,565         17,408
                                                                    =========       =========       =========      =========
    Diluted                                                            27,161          17,289          18,932         17,408
                                                                    =========       =========       =========      =========

RECONCILIATION OF REPORTED OPERATING INCOME TO ADJUSTED OPERATING INCOME:

                                          THREE MONTHS ENDED      YEAR ENDED
                                          SEPTEMBER 30, 2002  SEPTEMBER 30, 2002
                                          ------------------  ------------------
Reported operating income                       $ 7,310             $18,233
Stock-based compensation                          1,618               5,835
Tax equalization bonuses                                              2,341
Transaction (gains) expenses                       (133)                686
                                                -------             -------
Adjusted operating income                       $ 8,795             $27,095
                                                =======             =======

RECONCILIATION OF REPORTED NET INCOME TO ADJUSTED NET INCOME:

                                          THREE MONTHS ENDED      YEAR ENDED
                                          SEPTEMBER 30, 2002  SEPTEMBER 30, 2002
                                          ------------------  ------------------
Reported net income                             $ 7,176             $ 4,794
Stock-based compensation                          1,618               5,835
Tax equalization bonuses                                              2,341
Transaction (gains) expenses                       (133)                686
Write-off of deferred financing fees                925                 925
Gain on settlement of PIK interest               (5,143)             (5,143)
                                                -------             -------
Adjusted net income                             $ 4,443             $ 9,438
                                                =======             =======